UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 5, 2009 (December 31, 2008)

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

815 Colorado Avenue,
Stuart, Florida		34994
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (772) 287-4000

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers.

On December 31, 2008, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”), the Company’s principal bank subsidiary, Seacoast National Bank (the “Bank”), and certain executive officers of the Company and the Bank entered into an agreement with each such executive officer (“409A Amendment”) to modify certain employment and change-in-control agreements to comply with Section 409A of the Internal Revenue Code of 1986, as amended and the final regulations issued thereunder.

A copy of the form of the 409A Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The following named executive officers of the Company entered into a 409A Amendment:

Dennis S. Hudson, III

William R. Hahl

A. Douglas Gilbert

O. Jean Strickland

H. Russell Holland, III

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Form of 409A Amendment to Employment Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ Dennis S. Hudson, III

     Dennis S. Hudson, III

     Chairman and Chief Executive Officer

Date:  January 5, 2009

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